                                                                      Exhibit 99

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-L $446,891,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

Bank of America [LOGO]



December 8, 2003

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

----------------------------------------------------------------------------------------------------------------
                                                To Roll(1)
----------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                           Est.  Est. Prin.  Maturity to           Expected
                Approx.                                    WAL     Window     Roll @ 25   Delay    Ratings
   Class       Size /(2)/    Interest - Principal Type    (yrs)    (mos)        CPR       Days  (Fitch/Moody's)

Offered Certificates
--------------------
   1-A-1     $ 70,849,000    Variable - Pass-thru /(3)/    1.93    1 - 35     11/25/06      24     AAA /Aaa
   2-A-1      200,000,000    Variable - Pass-thru /(4)/    2.56    1 - 59     11/25/08      24     AAA /Aaa
   2-A-2      151,656,000    Variable - Pass-thru /(4)/    2.56    1 - 59     11/25/08      24     AAA /Aaa
   3-A-1       24,386,000    Variable - Pass-thru /(5)/    2.87    1 - 83     11/25/10      24     AAA /Aaa

Not Offered Hereunder
---------------------
     B-1       $6,692,000                                                                              N.A.
     B-2        2,999,000                                                                              N.A.
     B-3        1,846,000                                                                              N.A.
     B-4        1,154,000                                                                              N.A.
     B-5          692,000                                                                              N.A.
     B-6        1,153,693                                                                              N.A.
   1-A-R              100                                                                              N.A.
     SES          TBD          Interest Only /(6)/                                                     N.A.
     1-IO         TBD         Fixed -Interest Only                                                     N.A.
     2-IO         TBD         Fixed -Interest Only                                                     N.A.
     3-IO         TBD         Fixed -Interest Only                                                     N.A.
----------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2006, November 2008 and November 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to December 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to December 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to December 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(6) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------------------------------
                                                To Maturity
-----------------------------------------------------------------------------------------------------------------
                                                         Est.      Est.     Expected              Expected Prin.
                 Approx.                                 WAL      Window      Final       Delay       Ratings
Class            Size (1)   Interest - Principal Type   (yrs)     (mos)     Maturity(2)   Days    (Fitch/Moody's)

Offered Certificates
--------------------
   1-A-1      $70,849,000   Variable - Pass-thru (3)     3.21    1 - 360     12/25/33       24        AAA /Aaa
   2-A-1      200,000,000   Variable - Pass-thru (4)     3.26    1 - 360     12/25/33       24        AAA /Aaa
   2-A-2      151,656,000   Variable - Pass-thru (4)     3.26    1 - 360     12/25/33       24        AAA /Aaa
   3-A-1       24,386,000   Variable - Pass-thru (5)     3.23    1 - 360     12/25/33       24        AAA /Aaa
-----------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to December 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to December 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to December 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                              Preliminary Summary of Terms
Transaction:                                  Banc of America Mortgage Securities, Inc.
                                              Mortgage Pass-Through Certificates, Series 2003-L

Lead Manager (Book Runner):                   Banc of America Securities LLC

Co-Managers:                                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                          Bank of America, N.A.

Trustee:                                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:                             $461,427,794

Securities Offered:                           $70,849,000 Class 1-A-1 Certificates

                                              $200,000,000 Class 2-A-1 Certificates

                                              $151,656,000 Class 2-A-2 Certificates

                                              $24,386,000 Class 3-A-1 Certificates

Group 1 Collateral:                           3/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                           5/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                              Approximately 29.76% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.35% of the
                                              Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                           7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                              Moody's Investor Service, Inc. and Fitch Ratings (Class A Certificates) and Fitch
                                              Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:                        Week of December 8, 2003

Expected Closing Date:                        December 23, 2003

Collection Period:                            The calendar month preceding the current Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                              Preliminary Summary of Terms
Distribution Date:                            25/th/ of each month, or the next succeeding business day
                                              (First Payment Date: January 26, 2004)

Cut-Off Date:                                 December 1, 2003

Class A Certificates:                         Class 1-A-1, 1-A-R, 2-A-1, 2-A-2 and 3-A-1 Certificates (the "Class A Certificates").

Subordinate Certificates:                     Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates (the "Class B Certificates"). The
                                              Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:                       Class 1-A-1 and 1-A-R

Group 2-A Certificates:                       Class 2-A-1 and 2-A-2

Group 3-A Certificates:                       Class 3-A-1

Day Count:                                    30/360

Group 1, Group 2 and Group 3                  25% CPR
Prepayment Speed:

Clearing:                                     DTC, Clearstream and Euroclear

                                              Original Certificate               Minimum              Incremental
Denominations:                                        Form                    Denominations          Denominations
                                                      ----                    -------------          -------------
    Class 1-A-1, 2-A-1, 2-A-2 and 3-A-1            Book Entry                     $1,000                   $1
      Offered Certificates

SMMEA Eligibility:                            The Class A Certificates and the Class B-1 Certificates are expected to constitute
                                              "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                            All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:                                REMIC

Optional Clean-up Call:                       Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                              Preliminary Summary of Terms
Principal Distribution:                       Principal will be allocated to the certificates according to the Priority of
                                              Distributions: The Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal
                                              Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Senior Principal
                                              Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal
                                              Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                              Certificates may be paid to the Class A Certificates of another Group (Please see the
                                              Priority of Distributions section.)

Interest Accrual:                             Interest will accrue each class of Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                                              (each, a "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on December 1, 2003. Interest which accrues on such class of
                                              Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution
                                              Date in that Interest Accrual Period are made on the first day of the Interest Accrual
                                              Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          Preliminary Summary of Terms

Administrative Fee:             The  Administrative  Fees with respect to the
                                Trust are payable out of the interest payments received on each Mortgage Loan. The
                                "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                Fee") and (b) fees paid to the Trustee. The
                                Administrative Fees will accrue on the Stated
                                Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage
                                Loan and the Trustee Fee Rate. The Trustee Fee
                                Rate will be [0.0055%] per annum. The Servicing
                                Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:          The  aggregate  servicing  compensation  payable
                                to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and
                                (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:     As to any Mortgage Loan and Distribution Date,
                                the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and
                                (ii) the pass-through rate of the Class SES
                                Component in the related Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          Preliminary Summary of Terms

Pool Distribution Amount:    The Pool  Distribution  Amount for each Loan Group
                             with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                             Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                             Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period
                             (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                             (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                             Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                             Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:           The Senior Percentage for a Loan Group on any
                             Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:      The Subordinate Percentage for a Loan Group for any
                             Distribution Date will equal 100% minus the Senior
                             Percentage for such Loan Group for such date.

Subordinate Prepayment       The Subordinate Prepayment Percentage for a Loan
Percentage:                  Group for any Distribution  Date will  equal 100%
                             minus the Senior Prepayment Percentage for such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                        Preliminary Summary of Terms

Group 1, Group 2 and         For the following Distribution Dates, will be as follows:
Group 3 Senior
Prepayment Percentage:       Distribution Date                       Senior Prepayment  Percentage
                             -----------------                       -----------------------------
                             January 2004 through December 2010      100%;

                             January 2011 through December 2011      the applicable  Senior Percentage plus,
                                                                     70% of the applicable Subordinate
                                                                     Percentage;
                             January 2012 through December 2012      the applicable  Senior Percentage plus,
                                                                     60% of the applicable Subordinate
                                                                     Percentage;
                             January 2013 through December 2013      the applicable  Senior Percentage plus,
                                                                     40% of the applicable Subordinate
                                                                     Percentage;
                             January 2014 through December 2014      the applicable  Senior Percentage plus,
                                                                     20% of the applicable Subordinate
                                                                     Percentage;
                             January 2015 and thereafter             the applicable Senior Percentage;

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               provided, however,

               (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

               (ii) if for each Group of Certificates on any Distribution Date prior to the January 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

               (iii) if for each Group of Certificates on or after the January 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          Preliminary Summary of Terms


Principal Amount:          The Principal Amount for any Distribution Date and
                           any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                           Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage
                           Loan in such Loan Group that became a liquidated
                           Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage
                           Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal           The Senior Principal Distribution Amount for a Loan
Distribution Amount:       Group for any Distribution Date will equal the sum of
                           (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                           Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal
                           Amount" for such Loan Group and such Distribution
                           Date subject to certain reductions due to losses.


Subordinate Principal      The Subordinate Principal Distribution Amount for a
Distribution Amount:       Loan Group for any Distribution Date will equal the
                           sum of (i) the Subordinate Percentage for such Loan
                           Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan
                           Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                           Group and such Distribution Date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                      Subordination of Class B Certificates

                      -------------------------------------
                                     Class A
                             Credit Support (3.15%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.70%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.05%)
                      -------------------------------------       Order of
     Prior of                       Class B-3                       Loss
     Payment                 Credit Support (0.65%)              Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------


                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:


                            Priority of Distributions

--------------------------------------------------------------------------------
                              First, to the Trustee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

     Wildfires in California May Affect Holders of the Offered Certificates

On October 27, 2003, as a result of wildfires in California, Los Angeles, San Bernardino, San Diego, and Ventura Counties were declared federal disaster areas eligible for federal disaster assistance.

Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the Closing Date, each Mortgage Loan is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. In the event of a breach of such representation with respect to a mortgaged property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the Depositor will make reasonable attempts to substitute for such Mortgage Loan to the extent a substitute Mortgage Loan meeting the requirements of the pooling agreement is available to it from Bank of America, N.A.'s portfolio, and if unable to substitute, the Depositor will be obligated to repurchase such Mortgage Loan. Any such repurchases will have the same effect as prepayments of the affected Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                             Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.178       3.164      3.156       3.147      3.137       3.112      3.082
  Average Life (Years)                     2.651       2.275      2.100       1.934      1.778       1.491      1.236
  Modified Duration                        2.499       2.150      1.988       1.834      1.689       1.422      1.183
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             11/25/06   11/25/06    11/25/06   11/25/06    11/25/06   11/25/06    11/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.007       3.988      3.976       3.963      3.948       3.913      3.868
  Average Life (Years)                     4.227       3.286      2.900       2.559      2.257       1.757      1.369
  Modified Duration                        3.787       2.973      2.637       2.339      2.074       1.632      1.285
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             11/25/08   11/25/08    11/25/08   11/25/08    11/25/08   11/25/08    11/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          4.164       4.107      4.073       4.035      3.992       3.890      3.760
  Average Life (Years)                     4.227       3.286      2.900       2.559      2.257       1.757      1.369
  Modified Duration                        3.763       2.960      2.627       2.332      2.070       1.631      1.287
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             11/25/08   11/25/08    11/25/08   11/25/08    11/25/08   11/25/08    11/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.473       4.449      4.435       4.419      4.401       4.358      4.305
  Average Life (Years)                     5.519       3.940      3.357       2.869      2.461       1.836      1.394
  Modified Duration                        4.712       3.433      2.954       2.550      2.209       1.678      1.294
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             11/25/10   11/25/10    11/25/10   11/25/10    11/25/10   11/25/10    11/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2006, November 2008 and November 2010, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.379       3.321      3.292       3.263      3.235       3.180      3.124
  Average Life (Years)                     10.793      5.239      4.021       3.206      2.628       1.873      1.398
  Modified Duration                        8.249       4.448      3.523       2.873      2.396       1.747      1.324
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             10/25/33   10/25/33    10/25/33   10/25/33    10/25/33   10/25/33    10/25/33
  Principal Payment Window (Months)         358         358        358         358        358         358        358

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.786       3.861      3.884       3.898      3.904       3.895      3.862
  Average Life (Years)                     11.126      5.357      4.099       3.259      2.666       1.892      1.409
  Modified Duration                        8.116       4.383      3.477       2.841      2.372       1.733      1.315
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             12/25/33   12/25/33    12/25/33   12/25/33    12/25/33   12/25/33    12/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          3.860       3.943      3.958       3.958      3.943       3.873      3.756
  Average Life (Years)                     11.126      5.357      4.099       3.259      2.666       1.892      1.409
  Modified Duration                        8.014       4.347      3.455       2.828      2.365       1.732      1.317
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             12/25/33   12/25/33    12/25/33   12/25/33    12/25/33   12/25/33    12/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.125       4.284      4.327       4.351      4.360       4.345      4.302
  Average Life (Years)                     11.032      5.312      4.066       3.235      2.648       1.882      1.403
  Modified Duration                        7.764       4.244      3.384       2.777      2.327       1.708      1.301
  First Principal Payment Date            01/25/04   01/25/04    01/25/04   01/25/04    01/25/04   01/25/04    01/25/04
  Last Principal Payment Date             12/25/33   12/25/33    12/25/33   12/25/33    12/25/33   12/25/33    12/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                 Collateral Summary   Range (if applicable)
                                                 ------------------   ---------------------
Total Outstanding Loan Balance                          $73,153,836
Total Number of Loans                                           146
Average Loan Principal Balance                          $   501,054    $329,647 to $998,591
WA Gross Coupon                                               4.523%        3.250% to 6.875%
WA FICO                                                         728              625 to 820
WA Original Term (mos.)                                         358              120 to 360
WA Remaining Term (mos.)                                        357              119 to 360
WA OLTV                                                       70.35%        22.00% to 95.00%
WA Months to First Rate Adjustment Date                   35 months         34 to 36 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.523%       9.250% to 12.875%

Geographic Concentration of Mortgaged Properties (Top      CA   61.02%
5 States) based on the Aggregate Stated Principal          IL    6.00%
Balance                                                    FL    5.99%
                                                           MA    3.33%
                                                           MD    3.18%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES



       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

--------------------------------------------------------------------------------------------
                                                        Aggregate                % of
                                  Number Of          Stated Principal        Cut-Off Date
                                   Mortgage           Balance as of         Pool Principal
          Occupancy                 Loans             Cut-Off Date              Balance
--------------------------------------------------------------------------------------------
Primary Residence                   135                  $67,888,442.21                92.80%
Second Home                           9                    4,044,408.67                 5.53
Investor Property                     2                    1,220,984.91                 1.67
--------------------------------------------------------------------------------------------
Total:                              146                  $73,153,835.79               100.00%
============================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of          Stated Principal        Cut-Off Date
                                     Mortgage           Balance as of         Pool Principal
          Property Type               Loans             Cut-Off Date              Balance
--------------------------------------------------------------------------------------------
Single Family Residence                 105              $52,157,531.08                71.30%
PUD-Detached                             23               12,353,066.72                16.89
Condominium                              11                4,923,112.93                 6.73
2-Family                                  3                1,470,700.06                 2.01
PUD-Attached                              2                1,025,699.51                 1.40
Townhouse                                 1                  663,725.49                 0.91
3-Family                                  1                  560,000.00                 0.77
--------------------------------------------------------------------------------------------
Total:                                  146              $73,153,835.79               100.00%
============================================================================================



               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of          Stated Principal        Cut-Off Date
                                     Mortgage           Balance as of         Pool Principal
            Purpose                   Loans             Cut-Off Date              Balance
--------------------------------------------------------------------------------------------
Purchase                                 64              $31,319,921.64                42.81%
Refinance-Rate/Term                      60               31,117,914.34                42.54
Refinance-Cashout                        22               10,715,999.81                14.65
--------------------------------------------------------------------------------------------
Total:                                  146              $73,153,835.79               100.00%
============================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES



              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of          Stated Principal        Cut-Off Date
                                     Mortgage           Balance as of         Pool Principal
Geographic Area                       Loans             Cut-Off Date               Balance
---------------------------------------------------------------------------------------------
California                              91             $44,639,189.61               61.02%
Illinois                                 9               4,390,641.95                6.00
Florida                                  7               4,383,355.93                5.99
Massachusetts                            5               2,433,662.32                3.33
Maryland                                 4               2,323,042.99                3.18
Texas                                    4               2,053,962.24                2.81
Colorado                                 4               2,020,420.33                2.76
Wisconsin                                3               1,855,285.35                2.54
North Carolina                           3               1,739,163.38                2.38
Washington                               2                 962,599.14                1.32
Oregon                                   1                 598,211.20                0.82
Nevada                                   1                 560,244.31                0.77
Virginia                                 1                 531,559.57                0.73
Pennsylvania                             1                 494,302.54                0.68
New Mexico                               1                 482,349.39                0.66
Michigan                                 1                 467,369.59                0.64
Tennessee                                1                 460,000.00                0.63
Indiana                                  1                 442,000.00                0.60
Missouri                                 1                 409,961.25                0.56
South Carolina                           1                 401,083.04                0.55
New Jersey                               1                 399,200.00                0.55
Vermont                                  1                 398,674.31                0.54
New Hampshire                            1                 359,557.35                0.49
Georgia                                  1                 348,000.00                0.48
---------------------------------------------------------------------------------------------
Total:                                 146             $73,153,835.79              100.00%
=============================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.92% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------------
                                                                                 % of
                                                       Aggregate              Cut-Off Date
                                     Number Of      Stated Principal         Pool Principal
                                     Mortgage        Balance as of     Balance of the California
California State Distribution         Loans          Cut-Off Date          Mortgage Loans
-------------------------------------------------------------------------------------------------
Northern California                     66          $32,790,827.55                73.46%
Southern California                     25           11,848,362.06                26.54
-------------------------------------------------------------------------------------------------
Total:                                  91          $44,639,189.61               100.00%
=================================================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------------------
                                                               Aggregate               % of
                                      Number Of            Stated Principal         Cut-Off Date
   Current Mortgage Loan              Mortgage               Balance as of         Pool Principal
   Principal Balances ($)              Loans                 Cut-Off Date              Balance
---------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                   8                $ 2,719,092.77                3.72%
350,000.01 - 400,000.00                  34                 12,836,668.59               17.55
400,000.01 - 450,000.00                  18                  7,650,271.58               10.46
450,000.01 - 500,000.00                  23                 10,908,477.02               14.91
500,000.01 - 550,000.00                  17                  8,968,458.68               12.26
550,000.01 - 600,000.00                  22                 12,704,783.57               17.37
600,000.01 - 650,000.00                  11                  6,875,064.80                9.40
650,000.01 - 700,000.00                   4                  2,694,848.77                3.68
700,000.01 - 750,000.00                   1                    742,065.20                1.01
750,000.01 - 800,000.00                   1                    770,960.09                1.05
800,000.01 - 850,000.00                   3                  2,507,761.32                3.43
850,000.01 - 900,000.00                   1                    900,000.00                1.23
900,000.01 - 950,000.00                   1                    923,862.63                1.26
950,000.01 - 1,000,000.00                 2                  1,951,520.77                2.67
---------------------------------------------------------------------------------------------------
Total:                                  146                $73,153,835.79              100.00%
===================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,054.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                           Aggregate                % of
                                 Number Of             Stated Principal         Cut-Off Date
  Original Loan-To-Value          Mortgage               Balance as of         Pool Principal
         Ratios (%)                Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------
20.01 - 25.00                        3                 $ 1,573,626.03                2.15%
25.01 - 30.00                        2                     779,597.30                1.07
35.01 - 40.00                        4                   2,095,317.25                2.86
40.01 - 45.00                        2                   1,339,015.45                1.83
45.01 - 50.00                        4                   2,548,184.22                3.48
50.01 - 55.00                        5                   2,380,017.22                3.25
55.01 - 60.00                        2                     872,349.39                1.19
60.01 - 65.00                       12                   6,277,078.77                8.58
65.01 - 70.00                       15                   7,604,920.85               10.40
70.01 - 75.00                       21                  11,406,136.37               15.59
75.01 - 80.00                       73                  35,144,032.94               48.04
85.01 - 90.00                        2                     723,598.75                0.99
90.01 - 95.00                        1                     409,961.25                0.56
----------------------------------------------------------------------------------------------
Total:                             146                 $73,153,835.79              100.00%
==============================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.35%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                           Aggregate                % of
                                 Number Of             Stated Principal         Cut-Off Date
                                  Mortgage               Balance as of         Pool Principal
Mortgage Interest Rates (%)        Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------
3.001 - 3.250                        1                 $   383,328.87                0.52%
3.501 - 3.750                        3                   1,659,225.99                2.27
3.751 - 4.000                       16                   8,551,121.20               11.69
4.001 - 4.250                       22                  11,143,866.07               15.23
4.251 - 4.500                       37                  18,055,650.87               24.68
4.501 - 4.750                       32                  16,598,115.13               22.69
4.751 - 5.000                       24                  12,233,122.78               16.72
5.001 - 5.250                        6                   2,477,093.81                3.39
5.251 - 5.500                        2                     727,702.61                0.99
5.501 - 5.750                        2                     739,608.46                1.01
6.751 - 7.000                        1                     585,000.00                0.80
----------------------------------------------------------------------------------------------
Total:                             146                 $73,153,835.79              100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.523% per annum.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                      Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
2.250                                  146                $ 73,153,835.79            100.00%
----------------------------------------------------------------------------------------------------
Total:                                 146                $ 73,153,835.79            100.00%
====================================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Rate Ceilings (%)               Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
9.001 - 10.000                          20                $ 10,593,676.06             14.48%
10.001 - 11.000                        115                  58,030,754.85             79.33
11.001 - 12.000                         10                   3,944,404.88              5.39
12.001 - 13.000                          1                     585,000.00              0.80
----------------------------------------------------------------------------------------------------
Total:                                 146                $ 73,153,835.79            100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.523% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
First Rate Adjustment Date            Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
October 1, 2006                          3                $ 1,501,856.23               2.05%
November 1, 2006                       101                 50,830,047.31              69.48
December 1, 2006                        42                 20,821,932.25              28.46
----------------------------------------------------------------------------------------------------
Total:                                 146                $73,153,835.79             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)              Loans                  Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
101 - 120                                1               $    386,085.68                0.53%
161 - 180                                1                    488,000.00                0.67
341 - 360                              144                 72,279,750.11               98.81
----------------------------------------------------------------------------------------------------
Total:                                 146               $ 73,153,835.79              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Credit Scores                 Loans                  Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
801 - 850                                2               $  1,021,570.07                1.40%
751 - 800                               51                 25,594,291.56               34.99
701 - 750                               52                 25,913,765.18               35.42
651 - 700                               30                 15,313,180.83               20.93
601 - 650                               11                  5,311,028.15                7.26
----------------------------------------------------------------------------------------------------
Total:                                 146               $ 73,153,835.79              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


                  Collateral Summary of Group 2 Mortgage Loans


Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 29.76% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.35% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                      Collateral Summary          Range (if applicable)
                                                      ------------------          ---------------------
Total Outstanding Loan Balance                              $363,094,273

Total Number of Loans                                                692

Average Loan Principal Balance                              $    524,703           $322,710 to $1,250,000

WA Gross Coupon                                                    4.789%                 3.500% to 6.250%

WA FICO                                                              735                       623 to 810

WA Original Term (mos.)                                              359                       120 to 360

WA Remaining Term (mos.)                                             358                       120 to 360

WA OLTV                                                            70.56%                 13.64% to 95.00%

WA Months to First Rate Adjustment Date                         59 months                  53 to 60 months

Gross Margin                                                       2.250%

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------------------------------------------------------
WA Rate Ceiling                                                   9.789%       8.500% to 11.250%

Geographic Concentration of Mortgaged                       CA        64.87%
Properties (Top 5 States) based on the Aggregate            FL         4.03%
Stated Principal Balance                                    MD         3.26%
                                                            TX         2.60%
                                                            NV         2.57%
-------------------------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------------------
                                                      Aggregate              % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage         Balance as of      Pool Principal
     Occupancy                        Loans          Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Primary Residence                         639       $337,075,110.64              92.83%
Second Home                                46         23,067,409.71               6.35
Investor Property                           7          2,951,752.64               0.81
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                       Aggregate             % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage         Balance as of      Pool Principal
     Property Type                   Loans          Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Single Family Residence                   451       $238,212,406.18              65.61%
PUD-Detached                              157         83,843,418.44              23.09
Condominium                                60         28,117,359.25               7.74
2-Family                                    9          5,644,693.68               1.55
PUD-Attached                               11          4,939,948.33               1.36
3-Family                                    2          1,210,069.30               0.33
4-Family                                    1            749,077.81               0.21
Cooperative                                 1            377,300.00               0.10
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                       Aggregate             % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage         Balance as of      Pool Principal
      Purpose                         Loans          Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Purchase                                  371       $192,846,626.36              53.11%
Refinance-Rate/Term                       235        126,501,675.48              34.84
Refinance-Cashout                          86         43,745,971.15              12.05
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                      Aggregate              % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage         Balance as of      Pool Principal
   Geographic Area                   Loans           Cut-Off Date            Balance
----------------------------------------------------------------------------------------
California                                 438       $235,540,629.35              64.87%
Florida                                     29         14,625,769.56               4.03
Maryland                                    23         11,835,967.29               3.26
Texas                                       19          9,436,326.86               2.60
Nevada                                      18          9,340,062.48               2.57
Virginia                                    17          8,510,647.66               2.34
Colorado                                    15          8,370,416.94               2.31
Illinois                                    17          7,904,799.98               2.18
North Carolina                              14          6,819,272.64               1.88
District of Columbia                        13          6,617,751.07               1.82
Georgia                                     11          4,838,838.29               1.33
Washington                                  10          4,781,772.07               1.32
Massachusetts                                7          4,142,973.92               1.14
South Carolina                               9          3,603,835.16               0.99
New York                                     6          3,254,058.55               0.90
Minnesota                                    6          2,646,445.49               0.73
Missouri                                     5          2,368,852.32               0.65
Tennessee                                    2          1,760,400.00               0.48
Arizona                                      3          1,635,639.56               0.45
Connecticut                                  2          1,369,394.85               0.38
New Mexico                                   3          1,365,725.17               0.38
Ohio                                         3          1,239,023.36               0.34
Rhode Island                                 2          1,139,636.51               0.31
Oregon                                       2          1,125,000.00               0.31
New Hampshire                                1          1,105,000.00               0.30
Oklahoma                                     2          1,064,992.46               0.29
Kansas                                       3          1,059,175.51               0.29
Wisconsin                                    2            916,477.42               0.25
Arkansas                                     1            740,000.00               0.20
Pennsylvania                                 1            590,500.00               0.16
Idaho                                        1            519,675.00               0.14
Wyoming                                      1            500,000.00               0.14
Kentucky                                     1            447,613.52               0.12
Utah                                         1            404,000.00               0.11
Vermont                                      1            400,000.00               0.11
Delaware                                     1            372,000.00               0.10
Indiana                                      1            360,000.00               0.10
Hawaii                                       1            341,600.00               0.09
----------------------------------------------------------------------------------------
Total:                                     692       $363,094,272.99             100.00%
========================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.12% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

--------------------------------------------------------------------------------------------------------
                                                                                         % of
                                                             Aggregate               Cut-Off Date
                                           Number Of      Stated Principal           Pool Principal
                                            Mortgage       Balance as of       Balance of the California
California State Distribution                 Loans        Cut-Off Date              Mortgage Loans
--------------------------------------------------------------------------------------------------------
Northern California                              261       $139,100,644.34                         59.06%
Southern California                              177         96,439,985.01                         40.94
---------------------------------------------------------------------------------------------------------
Total:                                           438       $235,540,629.35                        100.00%
=========================================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------------------------
                                                                    Aggregate                  % of
                                           Number Of             Stated Principal          Cut-Off Date
Current Mortgage Loan                      Mortgage                Balance as of           Pool Principal
Principal Balances ($)                       Loans                 Cut-Off Date                Balance
---------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                           53              $ 17,998,528.58                   4.96%
350,000.01 - 400,000.00                          131                49,598,431.02                  13.66
400,000.01 - 450,000.00                          119                50,791,044.56                  13.99
450,000.01 - 500,000.00                          103                49,398,150.80                  13.60
500,000.01 - 550,000.00                           72                37,769,199.04                  10.40
550,000.01 - 600,000.00                           57                32,930,530.12                   9.07
600,000.01 - 650,000.00                           38                23,978,333.27                   6.60
650,000.01 - 700,000.00                           15                10,235,651.17                   2.82
700,000.01 - 750,000.00                           38                27,848,883.38                   7.67
750,000.01 - 800,000.00                           15                11,725,280.93                   3.23
800,000.01 - 850,000.00                            6                 4,993,278.81                   1.38
850,000.01 - 900,000.00                            7                 6,193,322.71                   1.71
900,000.01 - 950,000.00                            7                 6,517,317.10                   1.79
950,000.01 - 1,000,000.00                         19                18,946,143.31                   5.22
1,000,000.01 - 1,500,000.00                       12                14,170,178.19                   3.90
---------------------------------------------------------------------------------------------------------
Total:                                           692              $363,094,272.99                 100.00%
=========================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $524,703.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------------------
                                                       Aggregate             % of
                                    Number Of      Stated Principal      Cut-Off Date
Original Loan-To-Value              Mortgage         Balance as of      Pool Principal
Ratios (%)                            Loans          Cut-Off Date           Balance
---------------------------------------------------------------------------------------
10.01 - 15.00                               1       $    749,056.39               0.21%
15.01 - 20.00                               1            600,000.00               0.17
20.01 - 25.00                               3          1,259,327.90               0.35
25.01 - 30.00                               2            822,710.00               0.23
30.01 - 35.00                               7          4,525,867.37               1.25
35.01 - 40.00                               4          3,155,461.38               0.87
40.01 - 45.00                              20         11,369,796.71               3.13
45.01 - 50.00                              23         16,553,761.81               4.56
50.01 - 55.00                              25         11,982,254.57               3.30
55.01 - 60.00                              30         16,785,125.13               4.62
60.01 - 65.00                              48         27,040,465.76               7.45
65.01 - 70.00                              68         40,224,108.37              11.08
70.01 - 75.00                              76         41,209,124.90              11.35
75.01 - 80.00                             363        177,777,604.13              48.96
80.01 - 85.00                               2            981,795.31               0.27
85.01 - 90.00                              14          6,295,737.33               1.73
90.01 - 95.00                               5          1,762,075.93               0.49
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 70.56%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------------------
                                                      Aggregate             % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage        Balance as of       Pool Principal
Mortgage Interest Rates (%)           Loans         Cut-Off Date            Balance
---------------------------------------------------------------------------------------
3.251 - 3.500                               4       $  1,705,928.90               0.47%
3.501 - 3.750                               5          2,910,932.47               0.80
3.751 - 4.000                              24         13,088,075.39               3.60
4.001 - 4.250                              42         23,539,684.29               6.48
4.251 - 4.500                             129         68,062,746.68              18.75
4.501 - 4.750                             157         82,519,038.10              22.73
4.751 - 5.000                             184         94,985,541.36              26.16
5.001 - 5.250                              63         33,254,912.28               9.16
5.251 - 5.500                              45         24,612,067.05               6.78
5.501 - 5.750                              25         11,503,525.29               3.17
5.751 - 6.000                              11          5,477,821.18               1.51
6.001 - 6.250                               3          1,434,000.00               0.39
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.789% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

---------------------------------------------------------------------------------------
                                                      Aggregate             % of
                                    Number Of      Stated Principal      Cut-Off Date
                                    Mortgage        Balance as of       Pool Principal
Gross Margin (%)                      Loans         Cut-Off Date            Balance
---------------------------------------------------------------------------------------
2.250                                     692       $363,094,272.99             100.00%
---------------------------------------------------------------------------------------
Total:                                    692       $363,094,272.99             100.00%
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------------------------
                                                            Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage              Balance as of          Pool Principal
Rate Ceilings (%)                    Loans                 Cut-Off Date             Balance
------------------------------------------------------------------------------------------------
8.001 - 9.000                             33                $ 17,704,936.76                 4.88%
9.001 - 10.000                           512                 269,107,010.43                74.11
10.001 - 11.000                          144                  74,848,325.80                20.61
11.001 - 12.000                            3                   1,434,000.00                 0.39
------------------------------------------------------------------------------------------------
Total:                                   692                $363,094,272.99               100.00%
================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.789% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------------------------
                                                            Aggregate                 % of
                                     Number of            Stated Principal         Cut-Off Date
                                     Mortgage             Balance as of          Pool Principal
 First Rate Adjustment Date           Loans                Cut-Off Date             Balance
------------------------------------------------------------------------------------------------
May 1, 2008                                1                $    574,595.31                 0.16%
July 1, 2008                               1                     500,000.00                 0.14
August 1, 2008                             1                     592,591.76                 0.16
September 1, 2008                          4                   1,948,811.21                 0.54
October 1, 2008                            7                   3,721,640.07                 1.02
November 1, 2008                         483                 252,211,455.39                69.46
December 1, 2008                         195                 103,545,179.25                28.52
------------------------------------------------------------------------------------------------
Total:                                   692                $363,094,272.99               100.00%
================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                         Aggregate                 % of
                                  Number of            Stated Principal         Cut-Off Date
                                   Mortgage             Balance as of          Pool Principal
Remaining Term (Months)             Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------
101 - 120                               1                 $    405,572.00                 0.11%
161 - 180                               3                    1,350,791.03                 0.37
341 - 360                             688                  361,337,909.96                99.52
----------------------------------------------------------------------------------------------
Total:                                692                 $363,094,272.99               100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                          Aggregate                 % of
                                  Number of            Stated Principal         Cut-Off Date
                                   Mortgage             Balance as of          Pool Principal
Credit Scores                       Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------
801 - 850                              10                $  4,948,158.49                 1.36%
751 - 800                             280                 149,206,014.40                41.09
701 - 750                             251                 134,151,161.40                36.95
651 - 700                             118                  58,305,553.52                16.06
601 - 650                              32                  16,084,214.31                 4.43
Not Scored                              1                     399,170.87                 0.11
----------------------------------------------------------------------------------------------
Total:                                692                $363,094,272.99               100.00%
==============================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                Collateral Summary          Range (if applicable)
                                                ------------------          ---------------------
Total Outstanding Loan Balance                         $25,179,685
Total Number of Loans                                           48
Average Loan Principal Balance                         $   524,577          $361,694 to $900,000
WA Gross Coupon                                              5.290%              3.625% to 6.500%
WA FICO                                                        727                    627 to 805
WA Original Term (mos.)                                        360
WA Remaining Term (mos.)                                       359             358 to 360 months
WA OLTV                                                      69.32%              41.03% to 90.00%
WA Months to First Adjustment Date                              83               82 to 84 months
Gross Margin                                                 2.250%
WA Rate Ceiling                                             10.290%             8.625% to 11.500%

Geographic Concentration of  Mortgaged
Properties (Top 5 States) based on the Aggregate        CA        55.38%
Stated Principal Balance                                TX         8.37%
                                                        MD         7.64%
                                                        DC         4.57%
                                                        FL         3.43%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                 Number Of        Stated Principal      Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
Occupancy                        Loans             Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Primary Residence                      44              $23,177,808.00            92.05%
Second Home                             3                1,517,877.15             6.03
Investor Property                       1                  484,000.00             1.92
---------------------------------------------------------------------------------------
Total:                                 48              $25,179,685.15           100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 3 Mortgage Loans

---------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                 Number Of        Stated Principal      Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
Property Type                    Loans             Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Single Family Residence                32              $17,070,736.80            67.80%
PUD-Detached                            9                4,446,639.68            17.66
Condominium                             5                2,626,997.45            10.43
2-Family                                1                  635,700.00             2.52
Cooperative                             1                  399,611.22             1.59
---------------------------------------------------------------------------------------
Total:                                 48              $25,179,685.15           100.00%
=======================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

---------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                 Number Of        Stated Principal      Cut-Off Date
                                 Mortgage          Balance as of       Pool Principal
Purpose                          Loans             Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Purchase                               26              $13,438,655.60            53.37%
Refinance-Rate/Term                    16                8,848,284.51            35.14
Refinance-Cashout                       6                2,892,745.04            11.49
---------------------------------------------------------------------------------------
Total:                                 48              $25,179,685.15           100.00%
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES



          Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------
                                                      Aggregate               % of
                                 Number Of          Stated Principal      Cut-Off Date
                                 Mortgage            Balance as of      Pool Principal
Geographic Area                  Loans               Cut-Off Date            Balance
---------------------------------------------------------------------------------------
California                           27                 $13,944,921.76          55.38%
Texas                                 4                   2,107,566.72           8.37
Maryland                              3                   1,923,576.69           7.64
District of Columbia                  2                   1,149,465.62           4.57
Florida                               2                     863,574.18           3.43
Massachusetts                         1                     814,400.00           3.23
Nevada                                1                     679,290.03           2.70
Oregon                                1                     636,000.00           2.53
Colorado                              1                     569,860.73           2.26
North Carolina                        1                     547,371.42           2.17
New York                              1                     399,611.22           1.59
Utah                                  1                     397,887.16           1.58
South Carolina                        1                     389,602.38           1.55
Georgia                               1                     385,557.24           1.53
Connecticut                           1                     371,000.00           1.47
---------------------------------------------------------------------------------------
Total:                               48                 $25,179,685.15         100.00%
=======================================================================================

(1) As of the Cut-Off Date, no more than approximately 5.75% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES



    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

----------------------------------------------------------------------------------------------------------
                                                                                           % of
                                                              Aggregate                Cut-Off Date
                                       Number Of           Stated Principal           Pool Principal
                                       Mortgage             Balance as of        Balance of the California
California State Distribution          Loans                Cut-Off Date              Mortgage Loans
----------------------------------------------------------------------------------------------------------
Northern California                         19                  $ 9,888,333.37                 70.91%
Southern California                          8                    4,056,588.39                 29.09
----------------------------------------------------------------------------------------------------------
Total:                                      27                  $13,944,921.76                100.00%
==========================================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                              Aggregate                % of
                                       Number Of          Stated Principal         Cut-Off Date
     Current Mortgage Loan             Mortgage             Balance as of         Pool Principal
     Principal Balances ($)            Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                     13                  $ 4,995,437.69               19.84%
400,000.01 - 450,000.00                      5                    2,131,660.87                8.47
450,000.01 - 500,000.00                      9                    4,253,308.78               16.89
500,000.01 - 550,000.00                      4                    2,117,190.31                8.41
550,000.01 - 600,000.00                      2                    1,120,320.73                4.45
600,000.01 - 650,000.00                      8                    5,039,678.99               20.01
650,000.01 - 700,000.00                      2                    1,379,290.03                5.48
700,000.01 - 750,000.00                      1                      750,000.00                2.98
750,000.01 - 800,000.00                      1                      779,204.75                3.09
800,000.01 - 850,000.00                      1                      814,400.00                3.23
850,000.01 - 900,000.00                      2                    1,799,193.00                7.15
----------------------------------------------------------------------------------------------------
Total:                                      48                  $25,179,685.15              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $524,577.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------------------
                                                            Aggregate                 % of
                                         Number Of      Stated Principal           Cut-Off Date
                                         Mortgage         Balance as of           Pool Principal
Original Loan-To-Value Ratios (%)          Loans          Cut-Off Date               Balance
-------------------------------------------------------------------------------------------------
40.01 - 45.00                                   3          $1,171,033.49                 4.65%
45.01 - 50.00                                   4           1,869,464.16                 7.42
50.01 - 55.00                                   3           1,719,860.73                 6.83
55.01 - 60.00                                   1             371,000.00                 1.47
60.01 - 65.00                                   6           3,389,515.16                13.46
65.01 - 70.00                                   4           2,010,368.46                 7.98
70.01 - 75.00                                   6           3,617,837.85                14.37
75.01 - 80.00                                  20          10,596,041.46                42.08
85.01 - 90.00                                   1             434,563.84                 1.73
-------------------------------------------------------------------------------------------------
Total:                                         48         $25,179,685.15               100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.32%.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /1)/

-------------------------------------------------------------------------------------------
                                                        Aggregate                 % of
                                     Number Of       Stated Principal         Cut-Off Date
                                     Mortgage         Balance as of         Pool Principal
Mortgage Interest Rates (%)            Loans           Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
3.501 - 3.750                                1           $649,465.62               2.58%
4.001 - 4.250                                2          1,252,406.79               4.97
4.251 - 4.500                                2            871,474.51               3.46
4.501 - 4.750                                2            897,887.16               3.57
4.751 - 5.000                                8          4,135,296.93              16.42
5.001 - 5.250                                8          3,675,310.92              14.60
5.251 - 5.500                                8          4,378,710.97              17.39
5.501 - 5.750                                9          5,038,825.90              20.01
5.751 - 6.000                                6          3,396,695.13              13.49
6.001 - 6.250                                1            399,611.22               1.59
6.251 - 6.500                                1            484,000.00               1.92
-------------------------------------------------------------------------------------------
Total:                                      48        $25,179,685.15             100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.290%.

                   Gross Margins of the Group 3 Mortgage Loans

-------------------------------------------------------------------------------------------
Gross Margins (%)                                      Aggregate               % of
                                     Number Of       Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
                                       Loans          Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
2.250                                      48         $25,179,685.15            100.00%
-------------------------------------------------------------------------------------------
Total:                                     48         $25,179,685.15            100.00%
===========================================================================================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                           Aggregate                % of
                                       Number Of       Stated Principal         Cut-Off Date
                                       Mortgage         Balance as of          Pool Principal
       Rate Ceilings (%)                Loans           Cut-Off Date               Balance
----------------------------------------------------------------------------------------------
8.001 - 9.000                                 1            $649,465.62                  2.58%
9.001 - 10.000                               14           7,157,065.39                 28.42
10.001 - 11.000                              31          16,489,542.92                 65.49
11.001 - 12.000                               2             883,611.22                  3.51
----------------------------------------------------------------------------------------------
Total:                                       48         $25,179,685.15                100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.290% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------
                                                         Aggregate                  % of
                                       Number Of      Stated Principal          Cut-Off Date
                                       Mortgage        Balance as of           Pool Principal
         First Adjustment Date          Loans          Cut-Off Date               Balance
----------------------------------------------------------------------------------------------
October 1, 2010                               2           $984,968.29                   3.91%
November 1, 2010                             28         14,149,385.86                  56.19
December 1, 2010                             18         10,045,331.00                  39.89
----------------------------------------------------------------------------------------------
Total:                                       48        $25,179,685.15                 100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------------------
                                                       Aggregate                    % of
                                 Number Of          Stated Principal            Cut-Off Date
                                 Mortgage             Balance as of            Pool Principal
      Remaining Term (Months)      Loans              Cut-Off Date                 Balance
-----------------------------------------------------------------------------------------------
341 - 360                              48          $25,179,685.15                  100.00%
-----------------------------------------------------------------------------------------------
Total:                                 48          $25,179,685.15                  100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------------------
                                                       Aggregate                    % of
                                 Number Of          Stated Principal            Cut-Off Date
                                 Mortgage             Balance as of            Pool Principal
       Credit Scores               Loans              Cut-Off Date                 Balance
-----------------------------------------------------------------------------------------------
801 - 850                                   1             $400,000.00                     1.59%
751 - 800                                  22           11,792,038.21                    46.83
701 - 750                                  10            4,882,916.36                    19.39
651 - 700                                   8            4,098,332.50                    16.28
601 - 650                                   7            4,006,398.08                    15.91
-----------------------------------------------------------------------------------------------
Total:                                     48          $25,179,685.15                   100.00%
===============================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).